Statement of Additional Information (SAI) Supplement — Nov. 11, 2010

Fund (SAI date)	SAI Form #
Variable Portfolio-Pyramis® International Equity Fund (4/14/10)	S-6546-20 A
Variable Portfolio-Columbia Wanger International Equities Fund (4/14/10)	S-6546-20 A
Variable Portfolio-Columbia Wanger U.S. Equities Fund (4/14/10)	S-6546-20 A

The following information has been added under the section “Securities Transactions”:

Commission Recapture Program — Variable Portfolio-Pyramis® International Equity Fund

Pyramis, a Fidelity Investments company, may allocate brokerage transactions to brokers (who are not affiliates of Pyramis or Fidelity Investments) who have entered into arrangements with Fidelity Investments under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by the fund to offset its expenses, which may be paid to the fund. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture.

The following Fund names in Table 6 have been changed as follows:

Old Name	New Name
International Fund	Columbia Wanger International Equities Fund
U.S.A. Equity Fund	Columbia Wanger U.S. Equities Fund

The rest of the information remains unchanged.

S-6546-5 A (11/10)

Valid until next update.